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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 6, 1998

                                 MARINEMAX, INC.
             (Exact name of registrant as specified in its charter)


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
1-14173                                                        59-3496957
(Commission File No.)                                          (IRS Employer
                                                               Identification
                                                               Number)

18167 U.S. 19 NORTH, SUITE 499
Clearwater, Florida                                            33764
(Address of principal executive offices)                       (ZIP Code)
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                                 (813) 531-1700
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5.  OTHER EVENTS

REPORTING OF CERTAIN FINANCIAL AND OTHER INFORMATION FOR REGISTRATION AND OTHER PURPOSES

Through a wholly owned subsidiary, MarineMax, Inc. (the "Company") acquired the business and certain assets and assumed specified liabilities of Treasure Cove Marina, Inc. (Treasure Cove). The acquisition was effected as of September 30, 1998 subject to finalization of certain matters that occurred October 6, 1998. Treasure Cove operated four pleasure boat dealerships in the state of Ohio. The assets acquired consisted primarily of new and used pleasure boats, trailers and related parts and accessories and the liabilities assumed were primarily floor plan notes payable on the boat inventory acquired. The Company intends to continue to operate the business conducted by Treasure Cove prior to the acquisition.

Under the terms of the acquisition, MarineMax agreed to pay up to approximately 250,000 shares of common stock and $7.7 million in cash, subject to adjustment based on several factors, including calendar year 1998 earnings. At closing, the Company paid 250,000 shares and approximately $3.1 million in cash from working capital. The final purchase price is scheduled to be determined by March 31, 1999, at which time an additional payment to the seller or a refund to MarineMax will occur.

Simultaneous with the transaction, the Company entered into a five-year employment agreement with the principal executive officer of Treasure Cove.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)       Financial Statements of Businesses Acquired.

         As of the date of filing this Current Report on Form 8-K, it is impracticable for the Registrant to determine whether it is required to provide the financial statements required by this item 7(a). In the event that the Company determines that it is required to provide the financial statements required by this item 7(a), such financial statements shall be filed by amendment to this Form 8-K no later than December 18, 1998, in accordance with
Item 7(a)(4) of Form 8-K.

(b)       Pro Forma Financial Information

         As of the date of filing this Current Report on Form 8-K, it is impracticable for the Registrant to determine whether it is required to provide the pro forma financial information required by this item 7(b). In the event that the Company determines that it is required to provide the financial statements required by this item 7(b), such financial statements shall be filed by amendment to this Form 8-K no later than December 18, 1998, in accordance with Item 7(b) of Form 8-K.
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(c)       Exhibits.
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Exhibit No.                         Description of Exhibit
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
    1 Asset Purchase Agreement Among MarineMax of Treasure Cove, Inc. (a subsidiary of MarineMax, Inc.) and Treasure Cove Marina, Inc.

    2                               Employment Agreement - John Robert Moore IV
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Pursuant to the requirements of the securities and Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 19, 1998                   MarineMax, Inc.


                                    By:/s/Michael H. McLamb
                                    Michael H. McLamb
                                    Vice President, Chief Financial Officer,
                                    Treasurer and Secretary
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                                    Index to Exhibits
                                    ----------------------
99.1 Asset Purchase Agreement Among MarineMax of Treasure Cove, Inc. (a subsidiary of MarineMax, Inc.) and Treasure Cove Marina, Inc.

99.2                                Employment Agreement - John Robert Moore IV
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